Voyage revenues	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Voyage revenues

15.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the years ended December 31, 2019, 2020 and 2021, as presented in the consolidated statements of operation:

	Years ended December 31,
	2019	2020	2021

Time charters	$373,927	$309,503	$745,442
Voyage charters	437,779	385,482	683,146
Pool revenues	9,659	(1,744)	(1,165)
	$821,365	$693,241	$1,427,423

As of December 31, 2021, trade accounts receivable (excluding the provision for doubtful debt) increased by $43,227, and deferred revenue increased by $13,285 compared to December 31, 2020. These changes were primarily attributable to the significant improved market rates prevailing during the year 2021 and as of December 31, 2021 compared to the same period in 2020 and also the timing of collections.

15.       Voyage revenues - (continued):

Further, as of December 31, 2021, capitalized contract fulfilment costs which are recorded under “Other current assets” increased by $2,736 compared to December 31, 2020, from $2,187 to $4,923. This change was mainly attributable to the timing of commencement of revenue recognition. . Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations.  The Company recorded $11,675 as unearned revenue related to voyages in progress as of December 31, 2020, which was recognized in earnings during the year ended December 31, 2021 as the performance obligations were satisfied in that period. In addition, the Company recorded $24,960 as unearned revenue related to voyages in progress as of December 31, 2021, which will be recognized in earnings during the year ending December 31, 2022 as the performance obligations were satisfied in that period.

The adjustment to Company’s revenues from the vessels operating in the CCL Pool (Note 3), deriving from the allocated pool result for those vessels as determined in accordance with the agreed-upon formula, for the years ended December 31, 2019, 2020 and 2021 was $9,524, ($3,695) and ($4,188), respectively, while the corresponding adjustment to Company’s revenues from the Short Pool (Note 3) for the years ended December 31, 2020 and 2021 was $1,923 and ($328). All the amounts are included within “Pool Revenues” in the table above. The remaining amount of $3,351 refers to other participation adjustments deriving from profit sharing from participation in charter-in agreement with other parties.

As discussed in Note 1, during 2019, 2020 and 2021 the Company chartered-in a number of third-party vessels, to increase its operating capacity in order to satisfy its clients’ needs. Revenues generated from those charter-in vessels during the years ended December 31, 2019, 2020 and 2021 amounted to $185,311, $36,234 and $20,215, respectively and are included in Voyage revenues in the consolidated statements of operations, out of which $15,253, $243 and $1,212, respectively, constitute sublease income deriving from time charter agreements.